SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 1994


                  EQUITABLE REAL ESTATE SHOPPING CENTERS L.P.
             (Exact name of registrant as specified in its charter)



Delaware                                  1-9331                13-3384643
(State or other jurisdiction            Commission              IRS Employer
 of incorporation)			File Number)	  Identification No.)


3 World Financial Center, 29th Floor New York, NY		  10285
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (212) 526-3237



Item 2. Disposition of Assets:

On July 22, 1994, Equitable Real Estate Shopping Centers, L.P. (the "Partnership") closed on the sale of Northland Center, an enclosed regional shopping mall in Southfield, Michigan, to The Equitable Life Assurance Society of the United States, the holder of the first mortgage loan on the property. The sale price amounted to $6.6 million in excess of the existing outstanding first mortgage loan.

Item 5. Other Events:

On July 13, 1994, the Partnership extended its solicitation (the
"Solicitation") of consents to (i) the sale of Northland Center, and (ii) an amendment to the Agreement of Limited Partnership of the Partnership to eliminate the requirement to obtain Unitholder consent to the contemplated future sale of Brookdale Center to July 22, 1994.



Refer to Exhibit A.  - July 13, 1994 Press Release

Refer to Exhibit B.  - July 22, 1994 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


			EQUITABLE REAL ESTATE SHOPPING CENTERS L.P
			Registrant

		By:	MIDWEST CENTERS INC.
			General Partner


			By:/S/ Robert J. Hellman           Date: August 2,1994

			Title: Vice President and Chief
				 Financial Officer


                                   EXHIBIT A



                  EQUITABLE REAL ESTATE SHOPPING CENTERS, L.P.
                            c/o Midwest Centers Inc.
                            3 World Financial Center
                            New York, New York 10285

Contact: Robert Hellman (212) 526-3142
         Joan Berkowitz (212) 526-3162


PRESS RELEASE DATED JULY 13, 1994
FOR IMMEDIATE RELEASE

Equitable Real Estate Shopping Centers, L.P., (NYSE: EQM) (the "Partnership") announced today that it is extending its solicitation (the "Solicitation") of consents to (i) the sale of Northland Center, an enclosed regional shopping mall in Southfield, Michigan, and (ii) an amendment to the Agreement of Limited Partnership of the Partnership to eliminate the requirement to obtain Unitholder consent to the contemplated future sale of Brookdale Center in Brooklyn Center, Minnesota, through 6:00 p.m., Eastern Daylight time, on Thursday, July 21, 1994. The solicitation was scheduled to expire on July 14, 1994.

In connection therewith, the Partnership also announced that pursuant to the Agreement, dated March 25, 1994, between the Partnership and The Equitable Life Assurance Society of the United States (the "Purchaser"), for the sale of Northland Center, the closing deadline of July 15, 1994 is being extended to 5:00 p.m., Eastern Daylight time, on July 22, 1994, since each party needs additional time to satisfy the conditions precedent set forth in the Agreement. There can be no assurance that the conditions precedent will be satisfied prior to July 22, 1994.

The Partnership is a master limited partnership, the limited partnership units of which are traded on the New York Stock Exchange.

                                      ####


                                   EXHIBIT B


                  EQUITABLE REAL ESTATE SHOPPING CENTERS, L.P.
                            c/o Midwest Centers Inc.
                            3 World Financial Center
                            New York, New York 10285

Contact: Robert Hellman (212) 526-3142
         Joan Berkowitz (212) 526-3162

FOR IMMEDIATE RELEASE


              EQUITABLE REAL ESTATE SHOPPING CENTERS, L.P. ("EQM")
                       ANNOUNCES SALE OF NORTHLAND CENTER

New York, NY (July 22, 1994)--Equitable Real Estate Shopping Centers, L.P. (NYSE-"EQM"), (the "Partnership") announced today that the sale of Northland Center, an enclosed regional shopping mall in Southfield, Michigan, was consummated pursuant to the Agreement dated March 25, 1994, between the Partnership and The Equitable Life Assurance Society of the United States (the "Purchaser"). Northland Center was sold for the amount of $6.6 million in excess of the outstanding first mortgage loan.

The sale was approved by a majority in interest of the Partnership's limited partners. The Partnership's net proceeds from the Northland Center sale, after closing adjustments and expenses related to the sale, was approximately $4,771,000. The Partnership's Board of Directors will meet next week to determine the record date and amount of a special cash distribution to be made to Unitholders, the amount of which is expected to exceed the net proceeds from the Northland Center sale.

The Partnership is a master limited partnership, the limited partnership units of which are traded on the New York Stock Exchange.

                                      ####